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Exhibit 21.1

List of Subsidiaries

Subsidiary	State of Formation	Other Names Used
100 Riverview Condominium Association Inc.	New Jersey
300 Riverview Condominium Association Inc.	New Jersey
304 West Colonial LLC	Delaware
500 Woodward LLC	Delaware
767 STARS LLC	Delaware
1001 East Palm, LLC	Delaware
6104 Turnbury Park Drive LLC	Delaware
10255 East Via Linda LLC	Delaware
Acquest Government Holdings, L.L.C.	New York
Acquest Government Holdings II, LLC	New York
Acquest Holdings FC, LLC	New York
ACRE CLS, LLC	Delaware
ACRE HPC, LLC	Delaware
ACRE IDG, LLC	Delaware
ACRE IDG Manager, LLC	Delaware
ACRE Seymour, LLC	Delaware
ACRE Simon, L.L.C.	Delaware
American Financial Exchange L.L.C.	New Jersey
ASTAR ASB AR1, LLC	Delaware
ASTAR ASB AR2, LLC	Delaware
ASTAR ASB FL1, LLC	Delaware
ASTAR ASB FL2, LLC	Delaware
ASTAR ASB FL3, LLC	Delaware
ASTAR ASB FL4, LLC	Delaware
ASTAR ASB FL5, LLC	Delaware
ASTAR ASB FL6, LLC	Delaware
ASTAR ASB FL7, LLC	Delaware
ASTAR ASB FL8, LLC	Delaware
ASTAR ASB FL9, LLC	Delaware
ASTAR ASB FL10, LLC	Delaware
ASTAR ASB GA1, LLC	Delaware
ASTAR ASB GA2, LLC	Delaware
ASTAR ASB GA3, LLC	Delaware
ASTAR ASB Holdings LLC	Delaware
ASTAR ASB NC1, LLC	Delaware
ASTAR ASB NC2, LLC	Delaware
ASTAR ASB NC3, LLC	Delaware
ASTAR ASB NC4, LLC	Delaware
ASTAR ASB TX1 GenPar LLC	Delaware
ASTAR ASB TX1 LimPar LLC	Delaware
ASTAR ASB TX1 LP	Delaware
ASTAR ASB VA1, LLC	Delaware
ASTAR ASB VA2, LLC	Delaware
ASTAR CHA NM1, LLC	Delaware
ASTAR Finance LLC	Delaware	ASTAR AF NH1, LLC
ASTAR Finance Falcon I LLC	Delaware
ASTAR Finance Falcon II LLC	Delaware

ASTAR FRR FL1, LLC	Delaware
ASTAR FRR Holdings, LLC	Delaware
ASTAR FRR TX1 GenPar LLC	Delaware
ASTAR FRR TX1 LimPar LLC	Delaware
ASTAR FRR TX1 LP	Delaware
ASTAR G1A NH1, LLC	Delaware
ASTAR ROU AL1, LLC	Delaware
ASTAR ROU LA1, LLC	Delaware
AStar Two Notch Columbia LLC	Delaware
ASTAR UAG AZ1, LLC	Delaware
ASTAR UAG AZ2, LLC	Delaware
ASTAR UAG AZ3, LLC	Delaware
ASTAR UAG FL1, LLC	Delaware
ASTAR UAG NJ1 LLC	Delaware
AutoStar F Funding LLC	Delaware
Autostar Investors Partnership LLP	Delaware
Autostar Realty GP LLC	Delaware
Autostar Realty Operating Partnership, L.P.	Delaware	Milestone Realty Operating Partnership
BPT 40H Holding LLC	Delaware
Corporate Technology Centre Associates LLC	California
CTL I Maryland, Inc.	Delaware
Falcon Auto Dealership Loan Trust 2001-1	Delaware
Falcon Auto Dealership Loan Trust 2003-1	Delaware
Falcon Auto Dealership, LLC	Delaware
Falcon Financial II, LLC	Delaware
Falcon Franchise Loan Corp.	Delaware
Falcon Franchise Loan, LLC	Delaware
Falcon Franchise Loan TR Series 2003-1
Falcon Franchise Loan Trust 1999-1	Delaware
Falcon Franchise Loan Trust 2000-1	Delaware
Florida 2005 Theaters LLC	Delaware	Muvico Realty, LLC
Freezer Bear Investments, LLC	Delaware
Harbor Bear, LLC	Delaware
Harry Bear, LLC	Florida
iStar 85 10th L/C LLC	Delaware
iStar 100 LLC	Delaware
iStar 100 Management Inc.	Delaware
iStar 100 Riverview LLC	Delaware
iStar 200-300 LLC	Delaware
iStar 200-300 Management Inc.	Delaware
iStar 200-300 Riverview LLC	Delaware
iStar 747 Zeckendorf LC LLC	Delaware
iStar 6000 Connection GenPar LLC	Delaware
iStar 6000 Connection LimPar Inc.	Delaware
iStar 6000 Connection LP	Delaware
iStar Acquisition Corp.	Delaware
iStar Alpha TRS Inc.	Delaware
iStar Alpha LLC Holdings TRS Inc.	Delaware
iStar Alpha LLC Holdings TRS II Inc.	Delaware

iStar Alpha LLC Holdings TRS III Inc.	Delaware
iStar Asset Services, Inc.	Delaware	Starwood Asset Services, Inc.
iStar Automotive Investments LLC	Delaware
iStar BEST Finance LLC	Delaware
iStar Bishops Gate LLC	Delaware
iStar Blues LLC	Delaware
iStar Bowling Centers I LLC	Delaware	iStar Fort Collins USGS LLC
iStar Bowling Centers II LLC	Delaware
iStar Bowling Centers I LP	Delaware
iStar Bowling Centers II LP	Delaware
iStar Bowling Centers Business Trust	Massachusetts
iStar Bowling Centers PR GenPar Inc.	Delaware
iStar Bowling Centers PR LP	Delaware
iStar Busco Inc.	Delaware
iStar CTL I, L.P.	Delaware
iStar CTL I GenPar, Inc.	Delaware
iStar CW Preferred Holdings LP	Delaware
iStar CW Preferred Holdings GenPar, Inc.	Delaware
iStar Dallas GL GenPar LLC	Delaware
iStar Dallas GL LimPar LLC	Delaware
iStar Dallas GL LP	Delaware
iStar DB Seller, LLC	Delaware
iStar Denver Place, L.L.C.	Delaware	Starwood/Denver Place, L.L.C.
iStar DH Holdings TRS Inc.	Cayman Islands
iStar Dixon LLC	Delaware
iStar DMI LLC	Delaware
iStar El Segundo LLC	Delaware
iStar EMTN Euro REIT Inc.	Maryland
iStar EMTN Euro TRS S.à r.l.	Luxembourg
iStar EMTN Sterling REIT Inc.	Maryland
iStar EMTN Sterling TRS S.à r.l.	Luxembourg
iStar Europe Limited	England & Wales	Jarbrook Limited
iStar FBI LLC	Delaware
iStar Financial Protective Trust	Maryland
iStar Financial Statutory Trust I	Delaware
iStar FM Loans LLC	Delaware
iStar FM REO LLC	Delaware
iStar Funding, LLC	Delaware
iStar Garden City LLC	Delaware
iStar GT GenPar, LLC	Delaware
iStar GT, L.P.	Delaware
iStar GT Statutory Trust	Delaware
iStar Harborside LLC	Delaware	ACRE Chandler, LLC
iStar Harborside Member LLC	Delaware
iStar Harrisburg Business Trust	Delaware
iStar Harrisburg GenPar LLC	Delaware
iStar Harrisburg, L.P.	Delaware
iStar Housing Investors LLC	Delaware
iStar HQ 2003 LP	Delaware
iStar HQ 2003 GenPar Inc.	Delaware	iStar HQ 2003 GenPar LLC
iStar HQ 2003 Inc.	Delaware
iStar HQ I, Inc.	Delaware

iStar HQ I, L.P.	Delaware
iStar HQ I GenPar, Inc.	Delaware
iStar HQ I Maryland, Inc.	Delaware
iStar HQ GT Illinois, Inc.	Delaware	SFT II Illinois, Inc.
iStar Madison TRS Inc.	Delaware
iStar Medical/Healthcare Investments LLC	Delaware
iStar Merger Co. I	Delaware	Starwood Merger Co. I
iStar Merger Co. II	Delaware
iStar Minnesota LLC	Delaware
iStar MP TRS Inc.	Cayman
iStar NG GenPar Inc.	Delaware
iStar NG Inc.	Delaware
iStar NG LP	Delaware
iStar OHACS TRS Inc.	Delaware
iStar OHAFF TRS Inc.	Delaware
iStar OHCOF GP TRS Inc.	Delaware
iStar Plantation LLC	Delaware
iStar Preferred Holdings, LLC	Delaware
iStar REO TRS Inc.	Delaware
iStar RC Paradise Valley LLC	Delaware
iStar Real Estate Services, Inc.	Maryland	TriNet Property Management, Inc.
iStar San Jose, L.L.C.	Delaware
iStar SLC TRS Inc.	Delaware
iStar Solo LLC	Delaware
iStar SPP TRS Inc.	Delaware
iStar SPP TRS II Inc.	Delaware
iStar Statutory Trust	Delaware
iStar Sunnyvale, LLC	Delaware
iStar Sunnyvale Partners, L.P.	Delaware
iStar Timberland Investments LLC	Delaware
iStar TN TRS Inc.	Delaware
iStar Walden, LLC	Delaware	Starwood Walden, LLC
iStar Woodward LLC	Delaware
LA Bear, LLC	Delaware
Lucky Bear, LLC	Delaware
Lysol Limited	Cyprus
MediStar GP LLC	Delaware
MediStar Investors Partnership LLP	Delaware
MediStar Operating Partnership, L.P.	Delaware
MN Theaters 2006 LLC	Minnesota	GAC Theaters LLC
MSR TX OAK GenPar LLC	Delaware
MSR TX OAK LP	Delaware
MSK Resort Finance LLC	Delaware
Navy Bear, LLC	Delaware
NewPar, LLC	Delaware
NewPar/New LLC	Delaware
Peachy Bear, LLC	Delaware
Plaza X Leasing Associates L.L.C.	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Red Lion G.P., Inc.	Delaware

RLH Partnership, L.P.	Delaware
SCC Distribution Centers LLC	Delaware	iStar SCC Distribution Centers LLC
SFI I, LLC	Delaware
SFT I, Inc.	Delaware
SFT II, Inc.	Delaware
SFI Mammoth Holdings LLC	Delaware
SFT/RLH, Inc.	Delaware
SFT Venturer, LLC	Delaware
SFT Whole Loans A, Inc.	Delaware
TimberStar GP LLC	Delaware
TimberStar Investors Partnership LLP	Delaware
TimberStar Louisiana I LP	Delaware
TimberStar Louisiana II LP	Delaware
TimberStar Louisiana TRS GP LLC	Delaware
TimberStar Louisiana TRS LP	Delaware
TimberStar Louisiana I GP LLC	Delaware
TimberStar Louisisana II GP LLC	Delaware
TimberStar Nacogdoches I GP LLC	Delaware
TimberStar Nacogdoches II GP LLC	Delaware
TimberStar Nacogdoches I LP	Delaware
TimberStar Nacogdoches II LP	Delaware
TimberStar Nacogdoches TRS GP LLC	Delaware
TimberStar Nacogdoches TRS LP	Delaware
TimberStar Operating Partnership, L.P.	Delaware
TimberStar Southwest Depositor LLC	Delaware
TimberStar Southwest Holdco LLC	Delaware
TimberStar Southwest Investor LLC	Delaware
TimberStar Southwest LLC	Delaware
TimberStar Southwest Management Advisor LLC	Delaware
TimberStar Southwest Manager LLC	Delaware
TimberStar Southwest Parent LLC	Delaware
TimberStar Springing Limited Partner LLC	Delaware
TimberStar Texarkana I GP LLC	Delaware
TimberStar Texarkana II GP LLC	Delaware
TimberStar Texarkana I LP	Delaware
TimberStar Texarkana II LP	Delaware
TimberStar Texarkana TRS GP LLC	Delaware
TimberStar Texarkana TRS LP	Delaware
TimberStar TRS, Inc.	Delaware
TimberStar TRS II, Inc.	Delaware	TRS II, Inc.
TriNet Corporate Partners II, L.P.	Delaware
TriNet Corporate Partners III, L.P.	Delaware
TriNet Essential Facilities III, Inc.	Maryland
TriNet Essential Facilities X, Inc.	Maryland
TriNet Essential Facilities XII, Inc.	Maryland
TriNet Essential Facilities XVIII, Inc.	Maryland
TriNet Essential Facilities XIX, Inc.	Maryland
TriNet Essential Facilities XX, Inc.	Maryland
TriNet Essential Facilities XXIII, Inc.	Maryland
TriNet Essential Facilities XXIV, Inc.	Maryland
TriNet Essential Facilities XXVI, Inc.	Maryland

TriNet Essential Facilities XXVII, Inc.	Maryland
TriNet Essential Facilities XXVIII, Inc.	Maryland
TriNet Milpitas Associates, LLC	Delaware
TriNet Property Partners, L.P.	Delaware
TriNet Realty Investors I, Inc.	Maryland
TriNet Realty Investors II, Inc.	Maryland
TriNet Realty Investors III, Inc.	Maryland
TriNet Realty Investors IV, Inc.	Maryland
TriNet Realty Investors V, Inc.	Maryland
TriNet Sunnyvale Partners, L.P.	Delaware	Sunnyvale Partners, L.P.
TSM I, LLC	Delaware
TSM II, LLC	Delaware
Under Bear, LLC	Delaware

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  Exhibit 21.1